                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                              THE PITTSTON COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                            Virginia                             54-131776
--------------------------------------------------------------------------------
            (State of incorporation or organization)          (I.R.S. Employer
                                                             Identification No.)

             100 First Stamford Place, Stamford, CT                06912
--------------------------------------------------------------------------------
            (Address of principal executive offices)             (Zip code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                             Name of each exchange of which
to be so registered                             each class is to be registered
-------------------                             ------------------------------

Pittston Brink's Group                          New York Stock Exchange
         Common Stock                           (when issued and regular way)
         $1.00 Par Value

Pittston Burlington Group                       New York Stock Exchange
         Common Stock                           (when issued and regular way)
         $1.00 Par Value

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
--------------------------------------------------------------------------------
                                (Title of class)

Item 1.           Description of Registrant's Securities to be
                  Registered.

                  For a description of the Pittston Brink's Group Common Stock and Pittston Burlington Group Common Stock (the "Common Stock") to be registered hereunder, reference is made to the information set forth under the heading "The Brink's Stock Proposal--Description of Brink's Stock, Burlington Stock and Minerals Stock" on pages 31 through 37 of the Proxy Statement and Prospectus filed on December 4, 1995, as part of Registration Statement on Form S-4 (No. 33-63323). A copy of those pages of the Proxy Statement and Prospectus is attached hereto as Exhibit 1 and the description of the Common Stock is hereby incorporated herein and made a part of this Registration Statement in its entirety.

Item 2.           Exhibits.

                  1.       Pages 31-37 of the Proxy Statement and
                           Prospectus.

                  2. Forms of Common Stock Certificates relating to the Common Stock.

                  3. Articles of Amendment to the Restated Articles of Incorporation of The Pittston Company (incorporated by reference to Annex II of Registration Statement on Form S-4 (No. 33-63323)).

                                   SIGNATURE



         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             THE PITTSTON COMPANY
                                                  (Registrant)

                                             by /s/ Austin F. Reed
                                                _______________________________
                                             Name:          Austin F. Reed
                                             Title:         Vice President,
                                                            General Counsel and
                                                            Secretary

Date:  December 4, 1995

                                 EXHIBIT INDEX



                Exhibit No.                        Description of Exhibit
                -----------                        ------------------------
                     1                             Pages 31-37 of the Proxy
                                                   Statement and Prospectus.

                     2 Forms of Common Stock Certificates relating to the Common Stock.

                     3                             Articles of Amendment to
                                                   the Restated Articles of
                                                   Incorporation of The
                                                   Pittston Company
                                                   (incorporated by reference
                                                   to Annex II of
                                                   Registration Statement on
                                                   Form S-4 (No. 33-63323)).